                                                                   EXHIBIT 99.12

                              TRADEMARK ASSIGNMENT

      THIS TRADEMARK ASSIGNMENT ("Assignment") is made the 21st day of January, 2005, and is entered into by and between Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales ("Purchaser"), and Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"). Each of the foregoing parties is referred to herein individually as a "Party" and together as the "Parties."

                                    RECITALS:

      WHEREAS, each Seller is the sole and exclusive owner of all rights in and to the U.S., Canadian, and foreign registered and unregistered trade marks, trade dress, service marks, logos, trade names, corporate names and all applications to register the same as listed in Annex A hereto (the "Assigned Trademarks"), and Sellers and Purchaser have agreed that the Purchaser is to acquire all of Sellers' right, title and interest in and to the Assigned Trademarks,

      NOW, THEREFORE, each Seller has entered into this Assignment to acknowledge and confirm that the ownership of the Assigned Trademarks is vested in such Seller and to assign all interest in the same to the Purchaser.

      IT IS HEREBY AGREED as follows:

      1. Assignment.

      1.1 Each Seller as the sole and exclusive owner of the applicable Assigned Trademarks hereby irrevocably sells, assigns, transfers, conveys and delivers to Purchaser and its successors and assigns, and Purchaser hereby purchases and accepts from Seller, all of Sellers' right, title and interest in and to the Assigned Trademarks, and all goodwill associated with the Assigned Trademarks and symbolized thereby including all renewals, extensions and reversions of the Assigned Trademarks and the right to sue and recover damages and other remedies for past infringements of the same and all right title and interest in any physical embodiment of the Assigned Trademarks.

      1.2 To the extent that any rights to be assigned under Clause 1.1 above are not wholly and/or validly assigned to the Purchaser, the Sellers shall hold them upon trust for the full and exclusive benefit of the Purchaser.

      2. Cooperation and Recordation. Each Seller hereby agrees to cooperate with Purchaser as reasonably necessary and to execute any further documents and/or deeds and/or do any such things as the Purchaser may require to give full effect to and perfect the rights of Purchaser in the Assigned Trademarks and/or the benefit of this Assignment. The Parties agree that Purchaser may record this Assignment in the United States Patent and Trademark Office,

                                                            Trademark Assignment

                                       1
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Canadian Intellectual Property Office, and the equivalent governmental authority in any jurisdiction applicable to the Assigned Trademarks, and take any other necessary action, to effect the transfer of rights contemplated herein.
Purchaser shall be responsible for all reasonable expenses and costs associated therewith. Seller hereby authorizes and requests that the Commissioner of Patents and Trademarks of the United States, and the equivalent governmental authority in any jurisdiction applicable to the Assigned Trademarks, issue to, and record in the name of, Purchaser all right, title, and interest in and to the Assigned Trademarks. Sellers will deliver up to Purchaser all documents, material and/or other media which may be in the Sellers' possession power or control which comprises or contains any part of or information in relation to the Assigned Trademarks (including all trademark attorneys' files and papers) with thirty (30) business days after execution of this Agreement, and each Seller undertakes to take such action as the Purchaser may reasonably require to assist the Purchaser in bringing or defending any proceedings relating to the Assigned Trademarks.

      3. Moral Rights. Each Seller irrevocably and unconditionally waives and has procured or shall procure from all employees and third parties who have created works for or on behalf of such Seller in relation to the MCK business the irrevocable and unconditional waiver of all their moral rights in such works.

      4. Miscellaneous. This Assignment shall be governed by, and interpreted in accordance with, the laws of England and Wales without reference to its conflict of laws rules. Any provision of this Assignment may only be amended, modified, waived or supplemented in whole or in part at any time by an agreement in writing among the Parties executed in the same manner as this Assignment. No failure on the part of any Party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either Party of any right preclude any other or future exercise thereof or the exercise of any other right. This Assignment shall bind and inure to the benefit of the respective Parties and their assigns, transferees and successors. It is intended by the Parties that this Assignment shall be effected as a deed and may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                [Remainder of this Page Intentionally Left Blank]

                                                            Trademark Assignment

                                       2
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      IN WITNESS WHEREOF, the Parties have caused this Trademark Assignment to be executed and delivered as a deed on the date first written above by their respective officers thereunto duly authorized.

SELLERS:
Executed as a deed by                      Executed as a deed by
VERSO TECHNOLOGIES, INC. in accordance     MCK COMMUNICATIONS, INC. (NV) in
with its Articles of Incorporation         accordance with its Articles of
                                           Incorporation

By: /s/ Juliet M. Reising                  By: /s/ Juliet M. Reising
    -------------------------------            ------------------------------
Name: Juliet M. Reising                    Name: Juliet M. Reising
      -----------------------------              ----------------------------
Title: Executive Vice President and        Title: Vice President
       Chief Financial Officer                    ---------------------------
       ----------------------------
Executed as a deed by                      Executed as a deed by
MCK COMMUNICATIONS, INC. (DE) in           MCK TELECOMMUNICATIONS INC. in
accordance with its Certificate of         accordance with its Articles of
Incorporation                              Incorporation

By: /s/ Juliet M. Reising                  By: /s/ Juliet M. Reising
    ------------------------------             ------------------------------
Name: Juliet M. Reising                    Name: Juliet M. Reising
      ----------------------------               ----------------------------
Title: Vice President                      Title: President
       ---------------------------                ---------------------------
Executed as a deed by
DIGITAL TECHNIQUES, INC. in accordance with
its Articles of Incorporation

By: /s/ Juliet M. Reising
    ------------------------------
Name: Juliet M. Reising
      ----------------------------
Title: Vice President
       ---------------------------
PURCHASER:
Executed as a deed by
CITEL TECHNOLOGIES LIMITED in accordance
with its constitution

Acting by:
/s/ Michael Joseph Robinson
----------------------------------
         Director
/s/ Nicholas G. Gretton
----------------------------------
         Director / Secretary

                                                            Trademark Assignment

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                                     ANNEX A

                               ASSIGNED TRADEMARKS

        MARK                     NUMBER                  DATE REGISTERED                       APPLICANT/REGISTRANT
MCK plus symbol          Reg. No.: 2,713,809     05/06/2003                        MCK Communications, Inc. a Nevada corporation

CAMPUSCONNEX             Serial No.  76/498,497  Abandoned for failure             MCK Communications, Inc. a Nevada corporation
                                                 to file statement of use

SETCONNEX                Serial No.  76/325,016  Abandon in due course: no         MCK Communications, Inc. a Nevada corporation
                                                 record of a third extension
                                                 having been filed by the
                                                 05/05/2004 deadline

MCK EXTENDER             Reg. No.: 2,704,962     04/08/2003                        MCK Communications, Inc., a Nevada corporation

PBXGATEWAY               Reg. No.: 2,497,294     10/09/2001                        MCK Communications, Inc. a Nevada corporation
                         Supplemental

KNOWLEDGE CENTER         Reg. No.: 2,667,646     12/31/2002                        Digital Techniques, Inc., a Texas corporation

REMOTECONNEX PBXGATEWAY  Reg. No.: 2,738,556     07/15/2003                        MCK Communications, Inc., a Nevada corporation

TELEBRIDGE               Reg. No.: TMA447154     09/01/1995                        MCK Telecommunications Inc.

Unregistered Trademark:    MobileConnex

                                                            Trademark Assignment

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